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                        METROPOLITAN SERIES FUND, INC.

                      SUPPLEMENT DATED SEPTEMBER 12, 1997
                                      TO
                        PROSPECTUS DATED MARCH 3, 1997

  This supplements the information contained in the March 3, 1997 Prospectus and Statement of Additional Information and the Supplement dated August 1, 1997 of the Metropolitan Series Fund, Inc. You should keep this current Supplement to the Prospectus for future reference.

Management of the Fund

Under the above caption at page 26 of the Prospectus, the end of the first paragraph referencing the State Street Research Aggressive Growth Portfolio is revised in its entirety as follows:

Pete C. Bennett has recently become the portfolio manager for the State Street Research Aggressive Growth Portfolio. Mr. Bennett is currently an Executive Vice President and Director of State Street Research and during the past five years he has also served as Senior Vice President. Mr. Bennett also serves as Chief Investment Officer-Equities, Chairman of the Asset Allocation Committee and Chairman of the Equity Strategy Committee, and is a member of the Management Committee of State Street Research. He received a B.A. from Wheaton College and an M.B.A. from Harvard Business School. Mr. Bennett has 34 years of investment experience.


                      Metropolitan Life Insurance Company
                              One Madison Avenue
                           New York, New York 10010